Exhibit 99.1

DEPOMED, INC.

AUDIT COMMITTEE CHARTER

Adopted by the Board of Directors of Depomed, Inc.
(as amended and restated through May 17, 2017)

Purpose

The purpose of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of Depomed, Inc. (the “Company”) is to assist the Board in fulfilling its audit oversight responsibilities.  In its audit oversight role, the Committee shall have the principal duties and responsibilities set forth below.

•                  Review the audits of the Company’s financial statements and the integrity of the Company’s financial statements, financial reporting and accounting processes, and systems of internal controls regarding finance and accounting.

•                  Review the independence, qualifications and performance of the Company’s independent auditor and the personnel performing the internal audit function.

•                  Facilitate communication among the independent auditor, management, the personnel responsible for the internal audit function and the Board.

•                  Assist the Board in the oversight of the Company’s compliance with applicable legal, regulatory and tax requirements, including with respect to the above denoted areas.

•                  Prepare the report that is required to be included in the Company’s annual proxy statement (or, if not previously provided during the fiscal year, any other proxy statement or consent statement relating to the election of directors) pursuant to the rules and regulations of the Securities and Exchange Commission (the “SEC”).

The Board recognizes that although the Committee has been given certain duties and responsibilities pursuant to this Charter, the Committee is not responsible for guaranteeing the accuracy of the Company’s financial statements or the quality of the Company’s accounting and financial reporting practices.  The fundamental responsibility for the Company’s financial statements and disclosures rests with management and the Company’s independent auditor.  The Board also recognizes that meeting the responsibilities of the Committee requires a degree of flexibility. To the extent that procedures included in this Charter go beyond what is required of an audit committee by existing law and regulation, such procedures are meant to serve as guidelines rather than inflexible rules, and the Committee may adopt such different or additional procedures as it deems necessary or appropriate from time to time.

Composition

The Committee shall be composed of three or more directors, each of whom (i) meets the Nasdaq Global Market (“Nasdaq”) listing standards requirements for independence, and (ii) otherwise satisfies the applicable requirements for audit committee service imposed by the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations of the SEC under the Exchange Act, or the Nasdaq.  Determinations as to whether a particular director satisfies the requirements for membership on the Committee shall be made by the Board.

At least one member of the Committee shall be an “audit committee financial expert” in accordance with the rules and regulations of the SEC, and at least one member (who may also serve as the audit committee financial expert) shall have accounting or related financial management expertise.  The designation or determination by the Board of a person as an audit committee financial expert will not impose on such person individually, on the Committee, or on the Board as a whole, any greater duties, obligations or liability than would exist in the absence of such designation or determination.  All other members of the Committee shall be financially literate.

Members of the Committee shall be appointed by the Board on the recommendation of the Nominating and Corporate Governance Committee.  Members of the Committee shall serve for such terms as the Board may determine, or until their earlier resignation, death or removal by the Board.  The Board may remove or replace any member of the Committee at any time with or without cause.  The Nominating and Corporate Governance Committee may make recommendations to the Board on all such matters regarding membership, removal and replacement.

Meetings

The Committee shall meet with such frequency and at such intervals as it shall determine is necessary or appropriate to carry out its duties and responsibilities, but in any case, not less than five times a year.  The Board shall designate one member of the Committee to serve as its chairman.  The Committee will meet at such times as determined by its chairman or as requested by any two of its members.  Notice of all meetings shall be given, and waiver thereof determined, and all actions of the Committee shall be taken, pursuant to and in accordance with the Bylaws of the Company.  The chairman will preside, when present, at all meetings of the Committee.  The Committee may meet by telephone or video conference and may take action by written consent.

Each member of the Committee shall have one vote.  The Committee shall be authorized to take any permitted action only by the affirmative vote of a majority of the Committee members present at any meeting at which a quorum is present, or by the unanimous written consent of all of the Committee members.

The Committee shall maintain copies of minutes of each meeting of the Committee, and each action by written consent taken without a meeting, reflecting the actions so authorized or taken by the Committee.  A copy of the minutes of each meeting and all consents shall be placed in the Company’s minute book. The Committee chairman will report the Committee’s actions and recommendations to the Board after each Committee meeting.

Authority

The Committee shall have all of the powers of the Board that are necessary or appropriate for the Committee to fulfill its purposes and carry out its duties and responsibilities as set forth in this Charter, including the following:

1.                                      Conduct or authorize such inquiries or investigations into matters within the Committee’s scope of responsibility as the Committee deems appropriate.

2.                                      Have such direct and independent interaction with employees and members of executive management, including the Company’s Chief Financial Officer (“CFO”), chief accounting officer and controller, as the Committee deems appropriate.

3.                                      Meet with and seek any information the Committee requires from employees, executive management, directors or external parties.

4.                                      Engage independent counsel and other advisers as the Committee determines necessary to carry out its responsibilities.

5.                                      Cause the executive management of the Company to provide such funding as the Committee shall determine to be appropriate for payment of reasonable compensation to the Company’s independent auditor and any independent counsel or other advisers engaged by the Committee, and payment of ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

Responsibilities

The Committee, to the extent it deems necessary or appropriate, shall:

A.                        Oversight of the Company’s Relationship with the Independent Auditor

1.                                      Appoint (and recommend that the Board submit for shareholder ratification), compensate, retain and oversee the work of the independent auditor (including resolution of any disagreements between management and the independent auditor regarding financial reporting), evaluate the performance of the independent auditor and, if so determined by the Committee, replace the independent auditor; it being acknowledged that the independent auditor is ultimately accountable to the Board and the Committee, as representatives of the shareholders. The independent auditor will report directly to the Audit Committee.

2.                                      Discuss with the independent auditor any disclosed relationships or services that may affect the independence and objectivity of the independent auditor and take appropriate actions to oversee the independence of the independent auditor.

3.                                      Review and evaluate the lead audit partner of the independent auditor and assure the regular rotation of the lead audit partner, the concurring partner and other audit partners engaged, to the extent required by law, and further consider whether, in order to assure continuing auditor independence, there should be regular rotation of the audit firm itself.

4.                                      Discuss with the Chief Executive Officer (the “CEO”) and the CFO their views as to the competence, performance and independence of the independent auditor.

5.                                      Review and pre-approve both audit and permitted non-audit services to be provided by the independent auditor.  The Committee may adopt policies and procedures for the approval of such services which may include delegation of authority to a designated member or members of the Committee to approve such services so long as any such approvals are disclosed to the full Committee at its next scheduled meeting.  The Committee will pre-approve and regularly review the amounts of fees paid to the independent auditor for audit and non-audit services.

6.                                      Ensure the receipt of, and evaluate the written disclosures and the letter that the independent auditor submits to the Committee regarding the auditor’s independence in accordance with the rules of the Public Company Accounting Oversight Board (“PCAOB”), discuss such disclosures and letter with the independent auditor, oversee the independence of the independent auditor and, if so determined by the Committee in response to such disclosures and letter, take appropriate action to address issues raised by such evaluation.

7.                                      Establish policies for the hiring of employees and former employees of the independent auditor and review and discuss with management the Company’s compliance with such policies.

B.                        Financial Statements and Disclosure Matters

1.                                      Review and discuss with management and the independent auditor the Company’s annual audited financial statements, including disclosures made in management’s discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company’s Form 10-K.  Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices and judgments.  The Committee should consider the independent auditor’s judgments about the quality and appropriateness of the Company’s accounting principles as applied in its financial reporting.

2.                                      Review and discuss with management and the independent auditor the Company’s quarterly financial statements prior to the filing of the Form 10-Q.

3.                                      Review and discuss quarterly reports from the independent auditor on: (i) all critical accounting policies and practices used; (ii) all alternative treatments of financial information within GAAP that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and (iii) other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

4.                                      Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including any significant changes in the Company’s selection or application of accounting principles.

5.                                      Discuss with the independent auditor the matters required to be discussed by the applicable Auditing Standards adopted by the PCAOB related to the conduct of the audit, including: any difficulties encountered in the course of the audit work; restrictions on the scope of activities or access to required information; or any significant disagreements with management.

6.                                      Discuss with management and the independent auditor the adequacy of internal financial controls; and the adequacy of the disclosure of off-balance sheet transactions, arrangements, obligations and relationships in reports filed with the Commission.

7.                                      Review disclosures made to the Committee by the Company’s CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein, and any fraud involving management or other employees who have a significant role in the Company’s internal controls over financial reporting.

8.                                      Obtain assurance from the independent auditor that the audit was conducted in a manner consistent with Section 10A of the Exchange Act.

9.                                      Review with financial management and the independent auditor the Company’s quarterly and year-end financial results prior to the public release of earnings. The Committee will discuss with management earnings press releases, including the use of “pro forma” or “adjusted” non-GAAP information, as well as financial information and earnings guidance provided to analysts and ratings agencies.  Such discussion may be general (consisting of discussing the types of information to be disclosed and the types of presentations to be made).

10.                               Ensure that a public announcement of the Company’s receipt of an audit opinion that contains a going concern qualification is made promptly.

11.                               Review and discuss with management SEC comment letters or other communications regarding the Company’s public filings and the Company’s responses thereto.

C.                        Internal Audit, Internal Controls and Risk Management

1.                                      Meet at least annually in separate executive sessions with management, the personnel responsible for the internal audit function, and the independent auditor to discuss matters that any of them or the Committee believes could significantly affect the financial statements and should be discussed privately.

2.                                      Review the activities, performance, staffing, budget, annual internal audit plan (and any changes to such plan), and organizational structure of the internal audit function, as well as the qualifications of the personnel responsible for the internal audit function.

3.                                      Review and discuss with management, the personnel responsible for the internal audit function and the independent auditor periodic reports prepared by the personnel responsible for the internal audit function, including the scope and results of any internal audit, and discuss any significant observations or recommendations to management and management’s responses.

4.                                      Instruct management, the independent auditor and the personnel responsible for the internal audit function that the Committee expects to be informed if there are any subjects that require special attention or if any significant deficiencies or material weaknesses to the system of internal control over financial reporting are identified.

5.                                      Review any proposed material changes to the company’s system of internal control over financial reporting with management, the independent auditor and the personnel responsible for the internal audit function, including any such changes proposed by management, the independent auditor or the personnel responsible for the internal audit function or adopted as a result of any significant deficiencies or material weaknesses.

6.                                      Meet at least annually with management and the independent auditor to consider the integrity of the Company’s financial reporting processes and controls, including the process by which the CEO and the CFO engage in due diligence for and execute the financial statement certifications required by the Sarbanes-Oxley Act.

7.                                      Discuss with management the Company’s major financial, accounting, legal and business risk exposure and the steps management has taken to monitor and control such exposure, including the Company’s policies, practices and plans with respect to enterprise risk assessment, enterprise risk management, crisis communications, disaster recovery and the risk of fraud.

8.                                      Discuss and review with management the Company’s insurance portfolio and the adequacy of the type and scope of coverage provided by such insurance portfolio relative to the risk exposure of the Company, including product liability insurance, general liability insurance and director and officer insurance.

9.                                      In coordination with the Compensation Committee, annually review the Company’s compensation plans, programs and policies as they relate to the Company’s risk management.

D.                        Investment Policies, and Tax Planning and Strategies

1.                                      Discuss and review with management the Company’s investment policies that may be adopted by the Board from time to time, and the Company’s compliance with such policies.

2.                                      Discuss and review with management the performance of the Company’s investments.

3.                                      Discuss and review with management the Company’s: (i) tax planning strategies, including the effect of U.S. and any applicable international tax regulations; (ii) tax return filing compliance; (iii) pending tax audits, including the status of any such audits; and (iv) interest rate and currency exposure, including any related hedging activities.

E.                        Finance Organization and Operations

1.                                      Discuss and review with management the activities, performance, staffing and experience level of the Company’s finance, accounting and information technology organizations.

2.                                      Discuss with management the Company’s policies and practices regarding information technology systems, information management systems and related infrastructure, including the Company’s information technology and information management security, risk management and back-up policies, practices and infrastructure, including, to the extent related to the Company’s financial reporting and accounting processes.

F.                         Compliance and Related Party Transactions

1.                                      Discuss with management, including the Company’s General Counsel, the Company’s compliance with applicable laws and regulations or other legal matters that may have a material effect on the Company’s financial statements and results of operations.

2.                                      Review current developments in accounting and regulatory requirements, including accounting standards and financial legislation or regulations, and assess the impact of any such developments on the Company and the Company’s financial statements and disclosures.

3.                                      Review the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the Company’s financial statements.

4.                                      Discuss with management and the independent auditor any correspondence with regulators or governmental agencies or published reports that raise material issues regarding the Company’s financial statements or accounting policies.

5.                                      Establish procedures for (i) receipt, retention and treatment of any complaints received by the Company about its accounting, internal accounting controls or audit matters and (ii) the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

6.                                      Establish and periodically review policies and procedures for the review, approval and ratification of related person transactions, as defined in applicable SEC rules.

7.                                      At least quarterly, review and assess related person transactions, and oversee other related party transactions governed by applicable Company policies and procedures, laws and accounting standards.

G.                       Other Matters

1.                                      Review the scope, coverage and results of any employee benefit plan audit with management.

2.                                      Review any significant internal controls over financial reporting improvements recommended by the independent auditor or internal audit function.

3.                                      In coordination with the Nominating and Corporate Governance Committee, review and oversee (i) the Company’s policies and procedures regarding compliance with applicable laws and regulations, including the Foreign Corrupt Practices Act (“FCPA”), and the Company’s Code of Business Conduct and Ethics (“Code of Ethics”) and (ii) the Company’s compliance therewith.

4.                                      In coordination with the Nominating and Corporate Governance Committee,, discuss at least quarterly with management, including the Company’s General Counsel (and Chief Compliance Officer if other than the General Counsel), and receive at least annually a report from the General Counsel (and Chief Compliance Officer if other than the General Counsel) covering, (i) the Company’s policies and procedures regarding compliance with applicable laws and regulations, including the FCPA, and the Code of Ethics, (ii) the Company’s compliance with such laws, regulations and Code of Ethics and (iii) the material legal or contractual risks to the Company.

5.                                      Report to the Board on any significant matters arising from the Committee’s activities.

6.                                      At least annually, review and reassess this Charter and, if appropriate, recommend changes to the Board.

7.                                      At least annually, the Committee shall review, discuss and assess its own performance and effectiveness.

8.                                      Perform any other activities consistent with this Charter, the Bylaws of the Company and governing law, as the Committee deems necessary or appropriate.

9.                                      This Charter may be amended only by the Board.